SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 17, 2003

TRANSPORT CORPORATION OF AMERICA, INC.
(Exact name of Registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-24908	41-1386925
(Commission	(I.R.S. Employer
File Number)	Identification No.)

1715 Yankee Doodle Road
Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

(651)-686-2500
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished pursuant to Item 9 and Item 12:

        99.1 Press release issued by the registrant on April 17, 2003.

Item 9. Regulation FD Disclosure (Information Being Furnished Under 12).

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 17, 2003, the registrant issued a press release regarding the registrant’s results of operation for the first quarter of fiscal 2003. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K. The press release incorrectly reports the average common basic and diluted shares outstanding as $7,206,808. The correct average common basic and diluted shares outstanding are $7,217,394. This change has no impact on any of the other information reported.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSPORT CORPORATION OF AMERICA, INC.

By   /s/ Michael J. Paxton
Michael J. Paxton,
President and Chief Executive Officer

Dated: April 17, 2003